Prospectus Supplement

March 2, 2026

Morgan Stanley Institutional Fund Trust

Supplement dated March 2, 2026 to the Morgan Stanley Institutional Fund Trust Prospectuses dated January 28, 2026

Corporate Bond Portfolio
Discovery Portfolio
Global Strategist Portfolio

Effective February 27, 2026, shares of the E*Trade No Fee Index Funds held in Related Accounts (as defined in each Prospectus) are included for purposes of calculating the Class A share right of accumulation, subject to the requirements set forth in each Prospectus.

Please retain this supplement for future reference.

  IFTROAPROSPT 2/26